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                                                                   EXHIBIT 23.2

                         BIRNBREY, MINSK & MINSK, LLC
                         ----------------------------
                         CERTIFIED PUBLIC ACCOUNTANTS



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


We hereby consent to the use of our report dated January 30, 1995, relating to the consolidated financial statements of First Gwinnett Bancshares, Inc. and Subsidiary, included in the Registration Statement on Form S-4 and Proxy Statement.



                                         /s/ BIRNBREY, MINSK & MINSK LLC


Atlanta, Georgia
May 31, 1996